Exhibit 10.3.1
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT 1 contract id code Page 1 of 1 2. AMENDMENT/MODIFICATION NO.I3. EFFECTIVE DATE U. REQUISITION/PURCHASE REQ. NO. 5. PROJECT NO. (If applicable) 0009 01/04/2010 6. ISSUED BY CODE 00001 7. ADMINISTERED BY (If other than Item 6) CODE! No Invoice Information 445 12th St., SW, Washington, DC 20554 8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and Zip Code) 9A- AMENDMENT OF SOLICITATION NO. Neustar, Inc. 9B. DATED (SEE ITEM 11) 46000 Center Oak Plaza _ Sterling, VA 20166 (X) 10A’ MODIFICATION OF CONTRACT/ORDER NO. CON07000005 (X) 10B. DATED (SEE ITEM 13) COPE * I FACILITY COPE 11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS I The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers is extended, is not extended. Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified. 12. ACCOUNTING AND APPROPRIATION DATA (If required) No Funding Information 13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14. CHECK ONE A THS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A. B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b). C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: D. OTHER (Specify type of modification and authority) LJ FAR 1.6 “Authority of the Contracting Officer” E. IMPORTANT: Contractor X is not, [ is required to sign this document and return copies to the issuing office. 14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.) The purpose of this modification is to accept and incorporate Change Order Proposal (COP) Numbers 9 and 10. COP #9 serves to address changes to the Thousand-Block Pooling Administration Guidelines for breaking up the dedicated customer code into blocks when service provide submits a Part 4 for a dedicated customer. COP # 9 is accepted as submitted at a price of $4,441.00. COP # 10 serves to address enhancements to the Pooling Administration System (PAS) to allow the SP/SPC users to submit a single modification request for multiple blocks from one code and to allow users to submit a single block transfer request for multiple blocks from one code. COP #10 is accepted as submitted at a price of $16,0004.00. Copies of the two (2) COPs are attached. Funding will be via NANP and will paid by FCC Billing & Collection Agent, Welch, LLP. All other terms and conditio ns remain the same. Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect. 15A. NAME AND TITLE OF SIGNERfType or print) 16A>NAMEAND TITLE OF CONTACTING OFFICER (Type or print) XJoyceTerrv-Butler / A 15B. CONTRACTOR/OFFEROR 15C. DATE SIGNED »i6B. UnitoLSratWs ofAmeric/ J? (/7 16C DATE SIGNED (Signature of person authorized to sign) / (Signature ofContracting Offhe)o 01/04/2010 PREWot?S0EDITO8N070 ISTANDARD FORM 30 (REV. 10-83) UNUSABLE Prescribed by GSA FAR (48 CFR) 53 243

National Pooling Administration
Contract #CON07000005
Change Order Proposal #9
(INC Issue #632- Updates to the Dedicated Code Section of the TBPAG
and COCAG)
August 7, 2009

Neustar, Inc.	46000 Center Oak Plaza
Sterling VA, 20166

Nat’l PAS — CO#9 — Updates to the Dedicated Code section of the TBPAG and COCAG	August 7, 2009

1	Introduction	3
2	Issue Statement	4
3	Industry Numbering Committee (INC) Resolution	5
4	The Proposed Solution	6
5	Assumptions and Risks	7
6	Cost	7
7	Conclusion	7

© Neustar, Inc. 2009	- ii -

Nat’l PAS — CO#9 — Updates to the Dedicated Code section of the TBPAG and COCAG	August 7, 2009
1 Introduction
1.1 Purpose and Scope
In accordance with Neustar’s National Pooling Administration contract1 and our constant effort to provide the best support and value to both the FCC and the telecommunications industry, Neustar, as the National Pooling Administrator (PA), hereby submits this change order proposal to the Federal Communications Commission (FCC) for approval. This change order complies with the contractual requirements set forth in Clause C.1 of the Contract for Pooling Administration Services for the Federal Communications Commission, effective August 15, 2007, which reads as follows at Section 2.5.4:
2.5.4 Modifications of Guidelines
The PA shall participate in the development and modification of guidelines and procedures, which may or may not affect the performance of the PA functions. These changes may come from regulatory directives and/or industry-initiated modifications to guidelines. In addition, new guidelines may be developed as appropriate to comply with regulatory directives. The PA shall implement any changes determined to be consistent with regulatory directives.
The PA shall:
•	Provide, in real time, technical guidance to ensure processes and procedures are effective in meeting the goals of the change.

•	Provide issues and contributions, and be prepared to discuss at INC meetings how the proposed change promotes numbering policy and/or benefits the NANP and how the change will affect the PA’s duties, obligations and accountability.

•	Assess and share in real time (i.e., during discussion) the cost implications and administrative impact of the change upon the PA’s duties and responsibilities in sufficient detail as needed by the INC.
When the INC places any changes to its guidelines in final closure, the PA shall submit an assessment regarding the impact of scope of work, time and costs to the INC, the NANC and the FCC within 15 calendar days. The PA shall post changes in procedures on its web site prior to the change taking effect.
Specifically, the PA shall:
•	Notify all interested parties when guidelines have changed.

•	Interpret guideline changes and impact upon processes.

•	Identify implementation date or effective date.

•	Provide notification of new forms or tools that may be required.

•	Identify a Single Point of Contact (SPOC) within the PA to answer questions.
The NANC shall be consulted at the FCC’s discretion regarding the suggested implementation date to determine the likely impact on service provider processes and

[1]	FCC Contract Number CON07000005

© Neustar, Inc. 2009	- 3 -

Nat’l PAS — CO#9 — Updates to the Dedicated Code section of the TBPAG and COCAG	August 7, 2009
systems (i.e., whether it would be unduly burdensome or would unfairly disadvantage any service provider or group of service providers per the PA’s obligations and NANP administrative principles). The PA shall also seek input on implementation dates from service providers that log in to PAS and vendors that interface with PAS.
2 Issue Statement
Currently, when a service provider submits a Part 4 for a dedicated customer, only one Part 4 is required; it is assumed that the customer is using the entire code. However, SPs are returning blocks out of the code, therefore breaking up the dedicated customer code into blocks. The Pooling Administration System (PAS) must be updated to accommodate this change of process.
The INC issue statement is reproduced below.
INC Issue Statement:
The TBPAG and COCAG currently state: “The NXX code dedicated for a single customer’s use will become a pooled code if and when thousands-blocks from the NXX code are donated to the pool.” This implies that SPs donate from a NXX code that was assigned for a dedicated customer. When a NXX code is assigned for purposes of a dedicated customer, the NXX code is automatically designated as pooled in PAS, however, the SP may request the NXX code to be designated as non-pooled in BIRRDS. With this option, the SP may submit a CO Code Part 4 directly to NANPA when the NXX code is flagged as non-pooled in BIRRDS.
Currently the TBPAG does not address the following items when a thousands-block(s) is returned from a NXX code that was originally assigned for a dedicated customer:
1.	A CO Code Part 4 should be on file prior to the SP returning any of the thousands-block from the NXX code.

2.	PSTN confirmation is currently not required on an NXX code assigned for a dedicated customer

3.	If the NXX code was previously designated as non-pooled in BIRRDS, the NXX code status must be updated to pooled, and the SP must build the NXD-X records in BIRRDS for any thousands-blocks retained by the SP.

© Neustar, Inc. 2009	- 4 -

Nat’l PAS — CO#9 — Updates to the Dedicated Code section of the TBPAG and COCAG	August 7, 2009
3 Industry Numbering Committee (INC) Resolution
On July 23, 2009, the INC placed Issue 632 — Updates to the Dedicated Code section of the TBPAG and COCAG into final closure, with the following language:
Resolution from INC:
The following text changes were made to the Thousands-Block Pooling Administration Guidelines (TBPAG) Section 3.2 and Central Office Code Administration Guidelines (COCAG) Section 3.1:
TBPAG:
3.2	A pooling SP’s requirement for an entire NXX Code (i.e., 10,000 TNs) to satisfy the numbering needs for a single customer shall be obtained from the PA (see Section 7.5.3). An entire NXX code dedicated for a single customer’s use may be classified as a non-pooled code at the discretion of the SP. The SP will be considered the CO Code Holder by selecting the pool indicator of “no” in Section 1.5 of the CO Code Part 1.

If this option is selected, but the SP did not follow the guideline direction for requesting the pooling indicator be marked as non-pooled on the Part 1 form, the SP must e-mail the PA and NANPA prior to the original Part 3 effective date in order for the NXX code dedicated for a single customer’s use be classified as a non-pooled code. The SP is reminded that a portability indicator may be required. Further, the SP is reminded that the LERG effective date reflecting the NXX code as non-pooled may be different than the original effective date.

The NXX code dedicated for a single customer’s use will become a pooled code if and when thousands=blocks from the NXX code are ~~donated~~ returned to the pool. A CO Code Part 4 shall be on file prior to an SP returning any thousands-block from an NXX code dedicated for a single customer’s use. The SP also shall include in the remarks field of the Part 1A disconnect that the NXX code has been activated in the PSTN, loaded in the NPAC, and all other LERG Assignee responsibilities have been fulfilled. If the NXX code was marked as non-pooled in BIRRDS, the PA shall change the NXX code to a pooled status and create the BCDs in BIRRDS for the thousands-blocks still assigned to the SP. The SP then shall create the NXD-X records in BIRRDS for its assigned thousands-blocks.
COCAG:
3.1	CO codes (NXXs) are assigned to entities for use at a Switching Entity or Point of Interconnection they own or control. Where thousands-block number pooling has been implemented, an entity assigned a CO Code is designated as the “LERG Assignee.” An entire NXX code dedicated for a single customer’s use may be classified as a non-pooled code at the discretion of the SP. The SP will be considered the CO Code Holder by selecting the pool indicator of “no” in Section 1.5 of the CO Code Part 1.

If this option is selected, but the SP did not follow the guideline direction for requesting the pooling indicator be marked as non-pooled on the Part 1 form, the SP must e-mail the PA and NANPA prior to the original Part 3 effective date in order for the NXX code dedicated for a

© Neustar, Inc. 2009	- 5 -

Nat’l PAS — CO#9 — Updates to the Dedicated Code section of the TBPAG and COCAG	August 7, 2009
single customer’s use be classified as a non-pooled code. The SP is reminded that a portability indicator may be required. Further, the SP is reminded that the LERG effective date reflecting the NXX code as non-pooled may be different than the original effective date.

The NXX code dedicated for a single customer’s use will become a pooled code if and when thousands-blocks from the NXX code are ~~donated~~ returned to the pool. A CO Code Part 4 shall be on file prior to an SP returning any thousands-block from an NXX code dedicated for a single customer’s use. The SP also shall include in the remarks field of the Part 1A disconnect that the NXX code has been activated in the PSTN, loaded in the NPAC, and all other LERG Assignee responsibilities have been fulfilled. If the NXX code was marked as non-pooled in BIRRDS. the PA shall change the NXX code to a pooled status and create the BCDs in BIRRDS for the thousands-blocks still assigned to the SP. The SP then shall create the NXD-X records in BIRRDS for its assigned thousands-blocks.

Central office codes (NXX), as part of NANP telephone numbers, are to be assigned only to identify initial destination addresses in the public switched telephone network (PSTN), not addresses within private networks.
4 The Proposed Solution
The National Pooling Administrator has determined that the above-stated amendments to the TBPAG will affect both the PAS and our day-to-day operations, which will need to be modified.
Pooling Administration System Updates:
A new validation will be added to PAS to ensure that a Part 4 is on file for the code, when a block is returned from a code that was originally assigned for a dedicated customer. When a request for a block disconnect is submitted, PAS will validate that the Part 4 is on file. If the Part 4 is not on file, then PAS will return an error message to the user indicating that the block disconnect cannot be submitted until the Part 4 is on file.
PAS will also include a new indicator on the PA’s Part 3 screen showing that the block being returned is from a code previously assigned for a dedicated customer, to assist the PA in processing the request.
When the block disconnect is approved, PAS will disassociate the block(s) being returned from the code previously assigned for a dedicated customer. This will allow each such block to be recognized as an individual block for reclamation purposes.
Operational Changes:
The individual pooling administrators (PAs) will perform a manual validation by reviewing the remarks on the disconnect request. The SP must state in the Remarks field of the Part 1A that the code has been activated in the PSTN and loaded in NPAC, and that all other LERG Assignee responsibilities have been met; otherwise the request will be denied.

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Nat’l PAS — C0#9 — Updates to the Dedicated Code section of the TBPAG and COCAG	August 7, 2009
When the block disconnect is approved, if the code was marked as a non-pooled code in BIRRDS, the PA will need to update the Thousands Block Pooling indicator on the ACD screen and create BCD records for the blocks the code holder is retaining in BIRRDS.
5 Assumptions and Risks
Part of the Pooling Administrator’s assessment of this change order is to identify the associated assumptions and consider the risks that can have an impact on our operations.
This change order affects both the system and our day- to-day operations.
6 Cost
In developing this proposal, we considered the costs associated with implementing the proposed solution, including the resources required to complete discrete milestones on a timeline for implementation. The timeline includes preparation, development, testing, proper documentation updates, monitoring, and execution of the solution.
The cost of modifying the system to conform to the changes to the TBPAG will be $4,441.00.
7 Conclusion
This change order proposal presents a viable solution that addresses the amendments to the TBPAG and is consistent with the terms of our contract. We respectfully request that the FCC review and approve this change order.

© Neustar, Inc. 2009	- 7 -

National Pooling Administration
Contract #CON07000005
Change Order Proposal #10
(User-Proposed Enhancements to PAS)
September 3, 2009

Neustar, Inc.	46000 Center Oak Plaza
Sterling VA, 20166

Nat’l PAS — Change Order #10 — User Enhancements to PAS	September 3, 2009

1	Introduction	3
2	Users’ Proposed Enhancements	3
3	The Proposed Solution	3
4	Assumptions and Risks	4
5	Cost	4
6	Conclusion	4

© Neustar, Inc. 2009	- ii -

Nat’l PAS — Change Order #10 — User Enhancements to PAS	September 3, 2009
1 Introduction
1.1 Purpose and Scope
In accordance with Neustar’s National Pooling Administration contract1 and our constant effort to provide the best support and value to both the FCC and the telecommunications industry, Neustar, as the National Pooling Administrator (PA), hereby submits this change order proposal to the Federal Communications Commission (FCC) for approval. This change order complies with the contractual requirements set forth in Clause C.1 of the Contract for Pooling Administration Services for the Federal Communications Commission, effective August 15, 2007.
2 Users’ Proposed Enhancements
In the 2009 NANC Survey, service provider users requested that two new enhancements be added to PAS:
1.	Modify PAS to allow the SP/SPC users to submit a single modification request for multiple blocks from one code.

2.	Modify PAS to allow for the SP/SPC users to submit a single block transfer request (inter OCN) for multiple blocks from one code.
3 The Proposed Solution
The National Pooling Administrator has reviewed the users’ requests from both their operational and technical perspectives. As a result of our assessment, we developed the following proposed solution to address the changes that the users recommended, in a cost-effective and efficient manner. The solution applies to both block modifications and block transfer requests.
A new tool will be added to the users work item screen in PAS to allow a user to request that a modification be made to multiple blocks within one code. The new tool in PAS will allow the user to enter the NPA-NXX and select the blocks to be modified and the type of modification.
The following modifications may be made using this process: Switch, Intra OCN, Inter OCN (block transfer), and Part 1B. An effective date change cannot be used with this process. Users may only use this process if they are requesting the same type of change to all the blocks identified, e.g. if the user is requesting a change to the switch, the new switch will apply to the blocks requested to be modified. A user does not have to be the code holder to request changes to multiple blocks within the code; however he or she must be the block holder, with the exception of an Inter OCN change (block transfer). When requesting an Inter OCN change (block transfer),

[1]	FCC Contract Number CON07000005

© Neustar, Inc. 2009	- 3 -

Nat’l PAS — Change Order #10 — User Enhancements to PAS	September 3, 2009
the user cannot be the existing block holder. The same validations will apply as they do today in PAS for a block modification.
Once the modification request is submitted, PAS will create a Part 1A and Part 1B (only if the Part 1B was selected as a type of change) for each requested block modification along with a unique tracking number for each affected block. For each block modification processed by the PA, the user will receive a Part 3.
4 Assumptions and Risks
Part of the Pooling Administrator’s assessment of this change order is to identify the associated assumptions and consider the risks that can have an impact on our operations.
This change order affects only the system, and would have no impact on our day-to-day operations.
5 Cost
In developing this proposal, we considered the costs associated with implementing the proposed solution, including the resources required to complete discrete milestones on a timeline for implementation. The timeline includes preparation, development, testing, proper documentation updates, monitoring, and execution of the solution.
The cost of modifying the system to conform to the changes to the TBPAG will be $16,004.00.
6 Conclusion
This change order proposal presents a viable solution that addresses the suggestions made by users of PAS and is consistent with the terms of our contract. We respectfully request that the FCC review and approve this change order.

© Neustar, Inc. 2009	- 4 -

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1. CONTRACT ID CODE

Page 1 of 1

2. AMENDMENT/MODIFICATION NO.	3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. *(If applicable)*
0010	02/19/2010		

7. ADMINISTERED BY *(If other than Item 6)* CODE

Neustar, Inc.
46000 Center Oak Plaza
Sterling, VA 20166

CODE * FACILITY CODE

9A. AMENDMENT OF SOLICITATION NO.

9B. DATED *(SEE ITEM 11)*

(X) 10B. DATED *(SEE ITEM 13)*

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

The purpose of this modification is to accept and incorporate Change Order Proposal (COP) Numbers 11, 12 and 13 as follows:

COP # 11~ the Numbering Oversight Working Group (NOWG) to enhance the PAS to (1) allow a service provider to modify and re-submit an application that was previously denied. (2) Indicate on the List of Overdue Part 4s Report to the regulators that a block has a pending disconnect with the PA (3) provide the service provider contact information on the Overdue Part 4s Report to the regulators and (4) Allow a service provider to have the option to designate one or more specific point(s) of contact for the List of Overdue Part 4 Report. COP # 11 is accepted as submitted at a price of $ 19,641.00

COP # 12 ~ the NOWG to enhance the reporting of trouble ticket metrics. COP # 12 is accepted as submitted with no cost implemented.

COP # 13 ~ INC Issue # 604 ~ Code Holder vs LERG Assignee. COP # 13 is accepted as submitted at a price of $ 3,542.00. A copy of all respective COPs are attached. All other terms and conditons remain the same.

15A. NAME AND TITLE OF SIGNER *(Type or print)*		16A. NAME AND TITLE OF CONTRACTING OFFICER *(Type or print)* Joyce Terry-Butler	
15B. CONTRACTOR/OFFEROR (Signature of person authorized to sign)	15C. DATE SIGNED	16B. United States of America BY Joyce Terry Butler (Signature of Contracting Officer)	16C. DATE SIGNED 2/19/2010

NSN 7540-01-152-8070
PREVIOUS EDITION UNUSABLE

STANDARD FORM 30 (REV. 10-83)
Prescribed by GSA FAR (48 CFR) 53.243

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT 1 contract id code Page 1 of 1 2. AMENDMENT/MODIFICATION NO.I3. EFFECTIVE DATE U. REQUISITION/PURCHASE REQ. NO. 5. PROJECT NO. (If applicable) 0009 01/04/2010 6. ISSUED BY CODE 00001 7. ADMINISTERED BY (If other than Item 6) CODE! No Invoice Information 445 12th St., SW, Washington, DC 20554 8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and Zip Code) 9A- AMENDMENT OF SOLICITATION NO. Neustar, Inc. 9B. DATED (SEE ITEM 11) 46000 Center Oak Plaza _ Sterling, VA 20166 (X) 10A’ MODIFICATION OF CONTRACT/ORDER NO. CON07000005 (X) 10B. DATED (SEE ITEM 13) COPE * I FACILITY COPE 11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS I The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers is extended, is not extended. Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified. 12. ACCOUNTING AND APPROPRIATION DATA (If required) No Funding Information 13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14. CHECK ONE A THS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A. B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b). C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: D. OTHER (Specify type of modification and authority) LJ FAR 1.6 “Authority of the Contracting Officer” E. IMPORTANT: Contractor X is not, [ is required to sign this document and return copies to the issuing office. 14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.) The purpose of this modification is to accept and incorporate Change Order Proposal (COP) Numbers 9 and 10. COP #9 serves to address changes to the Thousand-Block Pooling Administration Guidelines for breaking up the dedicated customer code into blocks when service provide submits a Part 4 for a dedicated customer. COP # 9 is accepted as submitted at a price of $4,441.00. COP # 10 serves to address enhancements to the Pooling Administration System (PAS) to allow the SP/SPC users to submit a single modification request for multiple blocks from one code and to allow users to submit a single block transfer request for multiple blocks from one code. COP #10 is accepted as submitted at a price of $16,0004.00. Copies of the two (2) COPs are attached. Funding will be via NANP and will paid by FCC Billing & Collection Agent, Welch, LLP. All other terms and conditio ns remain the same. Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect. 15A. NAME AND TITLE OF SIGNERfType or print) 16A>NAMEAND TITLE OF CONTACTING OFFICER (Type or print) XJoyceTerrv-Butler / A 15B. CONTRACTOR/OFFEROR 15C. DATE SIGNED »i6B. UnitoLSratWs ofAmeric/ J? (/7 16C DATE SIGNED (Signature of person authorized to sign) / (Signature ofContracting Offhe)o 01/04/2010 PREWot?S0EDITO8N070 ISTANDARD FORM 30 (REV. 10-83) UNUSABLE Prescribed by GSA FAR (48 CFR) 53 243

National Pooling Administration
Contract #CON07000005
Change Order Proposal #11 (revised)
(NOWG and Regulator-Proposed Enhancements to PAS)
January 27, 2010

Neustar, Inc.	46000 Center Oak Plaza Sterling VA, 20166

Nat’l PAS — Change Order #11 — NOWG and Regulator Enhancements to PAS	January 27, 2010

1	Introduction	3
2	Users’ Proposed Enhancements	3
3	The Proposed Solution	4
4	Assumptions and Risks	5
5	Cost	5
6	Conclusion	5

© Neustar, Inc. 2010	- ii -

Nat’l PAS – Change Order #11 — NOWG and Regulator Enhancements to PAS	January 27, 2010
1 Introduction
1.1 Purpose and Scope
In accordance with Neustar’s National Pooling Administration contract1 and our constant effort to provide the best support and value to both the FCC and the telecommunications industry, Neustar, as the National Pooling Administrator (PA), hereby submits this change order proposal to the Federal Communications Commission (FCC) for approval. This change order complies with the contractual requirements set forth in Clause C.1 of the Contract for Pooling Administration Services for the Federal Communications Commission, effective August 15, 2007.
2 Users’ Proposed Enhancements
The Numbering Oversight Working Group (NOWG) had requested that the following enhancements be added to PAS:
1.	Allow a service provider to modify and re-submit an application that was previously denied. This would eliminate the necessity of the service provider re-keying in all of the information that was previously provided on the denied application.

2.	Indicate on the List of Overdue Part 4s Report to the regulators that a block has a pending disconnect with the PA.
A state regulator requested that the following enhancement be added to PAS:
3.	Provide the service provider contact information on the Overdue Part 4s Report to the regulators. Today a discrete report is generated and sent separate from the Overdue Part 4s Report.
Upon consideration of this last enhancement, the NOWG made an additional request:
4.	Allow a service provider to have the option to designate one or more specific point(s) of contact for the List of Overdue Part 4 Report.

[1]	FCC Contract Number CON07000005

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Nat’l PAS — Change Order #11 — NOWG and Regulator Enhancements to PAS	January 27, 2010
3 The Proposed Solution
The National Pooling Administrator has reviewed the NOWG and regulator requests from both their operational and technical perspectives. As a result of our assessment, we developed the following proposed solution to address the changes to PAS that have been recommended, in a cost-effective and efficient manner.
1.	To implement the first NOWG-requested enhancement, we will add a new “copy” feature for new block requests and new code requests (both initial and growth) that will give service provider and service provider consultant users the ability to copy the forms from a previous request into a new request, then modify as needed and submit the updated new (and separate) request. This feature will save time and keystrokes in completion of requests, particularly requests that may have been denied and are being resubmitted with the same information. The same validations that exist in PAS today will continue to apply with this new feature since this will be considered a new application.

2.	To implement the second NOWG-requested enhancement, we will update the List of Overdue Part 4s report that is available in PAS to the regulatory users, and is also generated and sent to regulators by the Reclamation Coordinator on a monthly basis. A new column called “Pending Disconnect,” along with a legend will be added to the report to identify instances where the SP has submitted a request for a block disconnect that has not yet been approved, denied, or withdrawn by the PA at the time the report is generated. This will allow the regulators to see that a disconnect for the block in question is already in queue in PAS.

3.	To implement the regulator-requested enhancement, we will add three additional columns to the List of Overdue Part 4s report: SP Contact, SP Contact Email, and SP Contact Phone. This will make the contact information readily available to the regulators for use in contacting service providers.

4.	To implement the third NOWG-requested enhancement, a new field will be added to the new user registration and user profile for the SP users only, providing those users with the option of adding up to two designated point(s) of contact for purposes of reclamation. The designated point of contact that is entered must be a valid and active PAS user. If there are designated point(s) of contact listed, these will be the only contact information provided on the report. If the point of contact’s user ID is inactive or no point of contact is provided, then the contact information will be pulled from the user who requested the block, or the user who last modified the block. If that user is no longer an active user in PAS, then the system will provide contact information for all users that are active in PAS who have the same OCN provided in their profiles that is assigned to the block.

The contact information for service provider consultant (SPC) users will be pulled from the user who requested the block, or the user who last modified the block. If that user is no longer an active user in PAS, then the system will provide contact information for all

© Neustar, Inc. 2010	- 4 -

Nat’l PAS — Change Order #11 — NOWG and Regulator Enhancements to PAS	January 27, 2010
users that are active in PAS who have the same OCN provided in their profiles that is assigned to the block.
4 Assumptions and Risks
Part of the Pooling Administrator’s assessment of this change order is to identify the associated assumptions and consider the risks that can have an impact on our operations.
This change order affects only the system, and would have no impact on our day-to-day operations.
5 Cost
In developing this proposal, we considered the costs associated with implementing the proposed solution, including the resources required to complete discrete milestones on a timeline for implementation. The timeline includes preparation, development, testing, proper documentation updates, monitoring, and execution of the solution.
The cost of modifying the system to implement the changes will be $19,641.00.
6 Conclusion
This change order proposal presents a viable solution that addresses the suggestions made by the NOWG and Regulator and is consistent with the terms of our contract. We respectfully request that the FCC review and approve this change order.

© Neustar, Inc. 2010	- 5 -

National Pooling Administration
Contract #CON07000005
Change Order Proposal #12
(Changes to Trouble Ticket Reporting)
January 7, 2010

Neustar, Inc.	46000 Center Oak Plaza
Sterling VA, 20166

Nat’l PAS — Change Order #12 — Changes to Trouble Ticket Reporting	January 7, 2010

1	Introduction	3
2	Proposed Enhancements	3
3	The Proposed Solution	4
4	Assumptions and Risks	5
5	Cost	5
6	Conclusion	5

© Neustar, Inc. 2010	- ii -

Nat’l PAS — Change Order #12 — Changes to Trouble Ticket Reporting	January 7, 2010

1 Introduction
1.1 Purpose and Scope
In accordance with Neustar’s National Pooling Administration contract1 and our constant effort to provide the best support and value to both the FCC and the telecommunications industry, Neustar, as the National Pooling Administrator (PA), hereby submits this change order proposal to the Federal Communications Commission (FCC) for approval. This change order complies with the contractual requirements set forth in Clause C.1 of the Contract for Pooling Administration Services for the Federal Communications Commission, effective August 15, 2007.
2 Proposed Enhancements
The Numbering Oversight Working Group (NOWG) has requested a modification to the National Pooling Contract, Clause C of the Performance Work Statement/Technical Requirements, Section 2.22.4.1, entitled Trouble Tickets/Outages. This section relates to reporting of trouble ticket metrics. The report is posted, along with others, on the National Pooling Administration website at http://www.nationalpooling.com.
Section 2.22.4.1 currently reads as follows:
          2.22.4.1 Trouble Tickets/Outages
•	Quantity Filed — Opened

•	Quantity Resolved — Closed
o	Quantity Due to SP Deficiency/Misunderstanding
•	Quantity Opened Due to PA Deficiency
o	Quantity Opened by SPs related to System Performance

o	Quantity Under Corrective Action Older than 30 calendar days.

o	Quantity due to User problem with accessing information
▪	Due to Website

▪	Due to Pooling System

▪	Due to Contractor ISP
•	Total quantity of trouble tickets opened and closed for the month, with both the actual open time for each ticket and the average open time for all tickets.

•	Quantity of System Outages Notifications to all participants and regulatory agencies
The Pooling Administrator does not open trouble tickets for a service provider’s misunderstanding or deficiency, so the PA consistently reports zero in that category. The PA has advised the NOWG that the PA works with service providers in real time to correct any misunderstanding or deficiency on the SP side that is preventing the SP from accessing PAS. The NOWG has therefore proposed that that language Quantity Due to SP Deficiency/Misunderstanding be deleted from the contract.

[1]	FCC Contract Number CON07000005

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Nat’l PAS — Change Order #12 — Changes to Trouble Ticket Reporting	January 7, 2010

In reviewing the language in this section, we determined that additional changes to this section would be appropriate, both to correct apparent typographical errors, and to make it consistent with other sections in the Performance Work Statement. See, for example, Section 3.11.3, which directs that
The contractor shall: (1) report problems with the web site, facsimile, voice mail or email; for each problem the help desk will open a trouble ticket;...
We therefore suggest the following revisions.
•	We believe that the language Quantity Opened Due to PA Deficiency contains a typographical error, and that it was intended to read: Quantity Opened Due to PAS Deficiency.

•	Pursuant to the contract, which includes the contractor’s proposal, the contractor opens trouble tickets. Therefore, there are no trouble tickets opened by service providers, and that metric is always reported as zero. We therefore suggest that that the language Quantity Opened by SPs related to System Performance should also be deleted.

•	We believe that the language Quantity due to User problem with accessing information also either contains a misplacement of the word user, or does not reflect that the PA does not open trouble tickets for a service provider’s problem, only for a problem that identifiable as a pooling administration problem. We propose deleting it, because the number of trouble tickets opened because a user cannot access information for any reason is covered in other bullets.

•	Consistent with 3.11.3, we propose that the sub-bullets presently located under Quantity due to User problem with accessing information be moved and expanded to include problems with the website, facsimile, voice mail, or email.
3 The Proposed Solution
As a result of our assessment, we developed the following proposed solution. Section 2.22.4.1 will be revised to read as follows:
          2.22.4.1 Trouble Tickets/Outages
•	Quantity filed — Opened
o	Quantity opened due to PAS deficiency

o	Quantity opened due to website deficiency

o	Quantity opened due to facsimile deficiency

o	Quantity opened due to voicemail deficiency

o	Quantity opened due to email deficiency

o	Quantity opened due to contractor ISP deficiency
•	Quantity under corrective action older than 30 calendar days.

•	Quantity resolved — Closed

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Nat’l PAS — Change Order #12 — Changes to Trouble Ticket Reporting	January 7, 2010

•	Total quantity of trouble tickets opened and closed for the month, with both the actual open time for each ticket and the average open time for all tickets.

•	Quantity of system outage notifications to all participants and regulatory agencies
All reports that we provide containing reporting pursuant to Section 2.22.4.1, Trouble Tickets/Outages, will be modified to include this revised reporting requirement. For ease of comparison of the existing and proposed language, please see Appendix A.
4 Assumptions and Risks
Part of the Pooling Administrator’s assessment of this change order is to identify the associated assumptions and consider the risks that can have an impact on our operations.
This change order does not affect the system or our day-to-day operations, and therefore presents no risks.
5 Cost
There will be no cost to implement this change order.
6 Conclusion
This change order proposal addresses the suggestions made by the NOWG and is consistent with the terms of our contract. We respectfully request that the FCC review and approve this change order.

© Neustar, Inc. 2010	- 5 -

Nat’l PAS — Change Order #12 — Changes to Trouble Ticket Reporting	January 7, 2010

Appendix A

Existing language	Proposed language
• Quantity Filed — Opened	• Quantity filed — Opened
• Quantity Resolved — Closed o Quantity Due to SP Deficiency/Misunderstanding • Quantity Opened Due to PA Deficiency	o Quantity opened due to PAS deficiency o Quantity opened due to website deficiency
o Quantity Opened by SPs related to System Performance	o Quantity opened due to facsimile deficiency
o Quantity Under Corrective Action Older than 30 calendar days.	o Quantity opened due to voicemail deficiency
o Quantity due to User problem with accessing information	o Quantity opened due to email deficiency
▪ Due to Website ▪ Due to Pooling System	o Quantity opened due to contractor ISP deficiency
▪ Due to Contractor ISP	• Quantity under corrective action older than 30 calendar days
• Total quantity of trouble tickets opened and closed for the month, with both the actual open time for each ticket and the average open time for all tickets.	• Quantity resolved — Closed • Total quantity of trouble tickets opened and closed for the month, with both the actual open time for each ticket and the average open time for all tickets.
• Quantity of System Outages Notifications to all participants and regulatory agencies	• Quantity of system outage notifications to all participants and regulatory agencies

© Neustar, Inc. 2010	- 6 -

National Pooling Administration
Contract #CON07000005
Change Order Proposal #13
(INC Issue #604– Code Holder vs. LERG Assignee)
January 14, 2010

Neustar, Inc.	46000 Center Oak Plaza
Sterling VA, 20166

Nat’l PAS — CO#13 — Code Holder vs. LERG Assignee	January 14, 2010

1	Introduction	3
2	Issue Statement	4
3	Industry Numbering Committee (INC) Resolution	4
4	The Proposed Solution	6
5	Assumptions and Risks	6
6	Cost	6
7	Conclusion	7

© Neustar, Inc. 2010	- ii -

Nat’l PAS — CO#13 — Code Holder vs. LERG Assignee	January 14, 2010

1 Introduction
1.1 Purpose and Scope
In accordance with Neustar’s National Pooling Administration contract1 and our constant effort to provide the best support and value to both the FCC and the telecommunications industry, Neustar, as the National Pooling Administrator (PA), hereby submits this change order proposal to the Federal Communications Commission (FCC) for approval. This change order complies with the contractual requirements set forth in Clause C.1 of the Contract for Pooling Administration Services for the Federal Communications Commission, effective August 15, 2007, which reads as follows at Section 2.5.4:
     2.5.4 Modifications of Guidelines
The PA shall participate in the development and modification of guidelines and procedures, which may or may not affect the performance of the PA functions. These changes may come from regulatory directives and/or industry-initiated modifications to guidelines. In addition, new guidelines may be developed as appropriate to comply with regulatory directives. The PA shall implement any changes determined to be consistent with regulatory directives.
The PA shall:
•	Provide, in real time, technical guidance to ensure processes and procedures are effective in meeting the goals of the change.

•	Provide issues and contributions, and be prepared to discuss at INC meetings how the proposed change promotes numbering policy and/or benefits the NANP and how the change will affect the PA’s duties, obligations and accountability.

•	Assess and share in real time (i.e., during discussion) the cost implications and administrative impact of the change upon the PA’s duties and responsibilities in sufficient detail as needed by the INC.
When the INC places any changes to its guidelines in final closure, the PA shall submit an assessment regarding the impact of scope of work, time and costs to the INC, the NANC and the FCC within 15 calendar days. The PA shall post changes in procedures on its web site prior to the change taking effect.
Specifically, the PA shall:
•	Notify all interested parties when guidelines have changed.

•	Interpret guideline changes and impact upon processes.

•	Identify implementation date or effective date.

•	Provide notification of new forms or tools that may be required.

•	Identify a Single Point of Contact (SPOC) within the PA to answer questions.
The NANC shall be consulted at the FCC’s discretion regarding the suggested implementation date to determine the likely impact on service provider processes and

[1]	FCC Contract Number CON07000005

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Nat’l PAS — CO#13 — Code Holder vs. LERG Assignee	January 14, 2010

systems (i.e., whether it would be unduly burdensome or would unfairly disadvantage any service provider or group of service providers per the PA’s obligations and NANP administrative principles). The PA shall also seek input on implementation dates from service providers that log in to PAS and vendors that interface with PAS.
2 Issue Statement
The terms LERG Assignee and Code Holder have been used in Industry Numbering Committee (INC) documents for many years. The INC has decided to use only the term Code Holder, eliminating the use of LERG Assignee. The change is being made throughout all the INC documents, including the Thousands-Block Pooling Administration Guidelines (TBPAG). The Pooling Administration System (PAS) must be updated to accommodate this change of term.
The INC issue statement is reproduced below.
INC Issue Statement:
The terms Code Holder and LERG Assignee are sometimes being confused and used interchangeably. In today’s environment, it may no longer be necessary to maintain separate terms and definitions.
3 Industry Numbering Committee (INC) Resolution
On January 8, 2010, the INC placed Issue 604 —Code Holder vs. LERG Assignee into final closure, with the following language:
Resolution from INC:
The following revisions were made to the definition of the term Code Holder:

Code Holder — An assignee of an pooled or non-pooled NXX code ~~which~~-that is assigned~~was allocated~~ by the CO Code Administrator. ~~When an NXX code becomes pooled, the Code Holder becomes the LERG Assignee.~~ The responsibilities of an assignee for a pooled NXX are defined in Section 4.2.1 of the Thousands Block Number (NXX-X) Pooling Administration Guidelines (TBPAG) and for a non pooled NXX are defined in Section 6.3 of the Central Office Code (NXX) Assignment Guidelines (COCAG). A given Code Holder is identified in the LERG Routing Guide as the NPA-NXX-A (Assignee) OCN record holder.
The glossaries of the NPA Code Relief Planning and Notification Guidelines, the CO Code Assignment Guidelines, and the Thousands-Block Pooling Administration Guidelines were updated with the

© Neustar, Inc. 2010	- 4 -

Nat’l PAS — CO#13 — Code Holder vs. LERG Assignee	January 14, 2010

revised definition of Code Holder, and the term LERG Assignee was deleted from their glossaries.
The attached edits were made to the CO Code Assignment Guidelines (COCAG) (from contribution LNPA-585rev), the COCAG Appendix C (from contribution LNPA-585rev), and the COCAG Part 4-PA (from contribution LNPA-584att2):

H:\H Drive My	H:\H Drive My	H:\H Drive My
Documents\ATIS INC	Documents\ATIS INC	Documents\ATIS INC
The attached edits were made to the Thousands-Block Pooling Administration Guidelines (TBPAG) (from contribution LNPA-602rev), the TBPAG Part 5 (from contribution LNPA-584att1), and the TBPAG Part 1B (from contribution LNPA-581att2):

H:\H Drive My	H:\H Drive My	H:\H Drive My
Documents\ATIS INC	Documents\ATIS INC	Documents\ATIS INC
The following edits were made to the LRN Assignment Practices (from contribution LNPA-586):
2.	A service provider will establish one (1) LRN per LATA from an assigned NXX for each recipient switch or POI in the number portability capable network. Additional LRNs may be used for internal purposes. Further, additional LRNs are not required to identify US wireline rate centers. A unique LRN may be assigned to every LNP equipped switch or POI (and potentially to each CLLI listed in the Telcordia® LERG™ Routing Guide).

Requesting an additional NXX to establish an LRN in certain instances may be justified but precautions need to be taken to ensure number resource optimization. The following points should be considered prior to requesting a new NPA-NXX for the purpose of establishing an LRN:

a.	The requesting service provider uses an existing code already homed to the tandem where the LRN is needed for the POI.

b.	Once the NXX Code is assigned, the Code Holder ~~LERG-assignee~~ must return any blocks not justified for retention in its inventory.

c.	When there are multiple tandems owned by different SPs in a single LATA, the requesting SP may obtain a new NXX in order to establish an LRN for each subtending POI.

© Neustar, Inc. 2010	- 5 -

Nat’l PAS — CO#13 — Code Holder vs. LERG Assignee	January 14, 2010

d.	Regulatory waivers granted to ILECs to carry local calls across a LATA boundary may exist. In such instances, SPs may be justified in establishing an additional LRN to properly route calls.

e.	A unique LRN is required for each NPAC region within a single LATA when a single switch serves multiple NPAC regions.
10.	For thousands-block number pooling, the LRN shall only be selected and used by the Code Holder~~LERG assignee~~ from its assigned/retained 1000 block(s).
4 The Proposed Solution
The National Pooling Administrator has determined that the above-stated amendments to the TBPAG will require the following modifications to PAS.
Pooling Administration System Updates:
Changing LERG Assignee to Code Holder will require that all references to the term LERG Assignee in PAS be replaced with the term Code Holder. The following items in PAS will be updated: multiple forms (Part 1B, Part 4 and Part 5), tables (error messages and standard verbiages), reports, field names on the various screens, and the Confirmation Code Activation PSTN reminder.
5 Assumptions and Risks
Part of the Pooling Administrator’s assessment of this change order is to identify any associated assumptions and consider any risks that can have an impact on our operations.
This change order affects only the system and not our day-to-day operations.
6 Cost
In developing this proposal, we considered the costs associated with implementing the proposed solution, including the resources required to complete discrete milestones on a timeline for implementation. The timeline includes preparation, development, testing, proper documentation updates, monitoring, and execution of the solution.
The cost of modifying the system to conform to the TBPAG changes will be $3542.00

© Neustar, Inc. 2010	- 6 -

Nat’l PAS — CO#13 — Code Holder vs. LERG Assignee	January 14, 2010

7 Conclusion
This change order proposal presents a viable solution that addresses the amendments to the TBPAG and is consistent with the terms of our contract. We respectfully request that the FCC review and approve this change order proposal.

© Neustar, Inc. 2010	- 7 -

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT 1 contract id code Page 1 of 1 2. AMENDMENT/MODIFICATION NO.I3. EFFECTIVE DATE U. REQUISITION/PURCHASE REQ. NO. 5. PROJECT NO. (If applicable) 0009 01/04/2010 6. ISSUED BY CODE 00001 7. ADMINISTERED BY (If other than Item 6) CODE! No Invoice Information 445 12th St., SW, Washington, DC 20554 8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and Zip Code) 9A- AMENDMENT OF SOLICITATION NO. Neustar, Inc. 9B. DATED (SEE ITEM 11) 46000 Center Oak Plaza _ Sterling, VA 20166 (X) 10A’ MODIFICATION OF CONTRACT/ORDER NO. CON07000005 (X) 10B. DATED (SEE ITEM 13) COPE * I FACILITY COPE 11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS I The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers is extended, is not extended. Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified. 12. ACCOUNTING AND APPROPRIATION DATA (If required) No Funding Information 13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14. CHECK ONE A THS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A. B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b). C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: D. OTHER (Specify type of modification and authority) LJ FAR 1.6 “Authority of the Contracting Officer” E. IMPORTANT: Contractor X is not, [ is required to sign this document and return copies to the issuing office. 14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.) The purpose of this modification is to accept and incorporate Change Order Proposal (COP) Numbers 9 and 10. COP #9 serves to address changes to the Thousand-Block Pooling Administration Guidelines for breaking up the dedicated customer code into blocks when service provide submits a Part 4 for a dedicated customer. COP # 9 is accepted as submitted at a price of $4,441.00. COP # 10 serves to address enhancements to the Pooling Administration System (PAS) to allow the SP/SPC users to submit a single modification request for multiple blocks from one code and to allow users to submit a single block transfer request for multiple blocks from one code. COP #10 is accepted as submitted at a price of $16,0004.00. Copies of the two (2) COPs are attached. Funding will be via NANP and will paid by FCC Billing & Collection Agent, Welch, LLP. All other terms and conditio ns remain the same. Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect. 15A. NAME AND TITLE OF SIGNERfType or print) 16A>NAMEAND TITLE OF CONTACTING OFFICER (Type or print) XJoyceTerrv-Butler / A 15B. CONTRACTOR/OFFEROR 15C. DATE SIGNED »i6B. UnitoLSratWs ofAmeric/ J? (/7 16C DATE SIGNED (Signature of person authorized to sign) / (Signature ofContracting Offhe)o 01/04/2010 PREWot?S0EDITO8N070 ISTANDARD FORM 30 (REV. 10-83) UNUSABLE Prescribed by GSA FAR (48 CFR) 53 243

National Pooling Administration
Contract #CON07000005
Change Order Proposal #14
(INC Issue #656– Update TBPAG Expedite Process for Thousands-
Blocks (Section 8.6))
January 15, 2010

Neustar, Inc.	46000 Center Oak Plaza
Sterling VA, 20166

Nat’l PAS — CO#14 — Update TBPAG Expedite Process for Thousands-blocks	January 15, 2010

1 Introduction	3
2 Issue Statement	4
3 Industry Numbering Committee (INC) Resolution	4
4 The Proposed Solution	6
5 Assumptions and Risks	6
6 Cost	6
7 Conclusion	6

© Neustar, Inc. 2010	- ii -

Nat’l PAS — CO#14 — Update TBPAG Expedite Process for Thousands-blocks	January 15, 2010

1 Introduction
1.1 Purpose and Scope
In accordance with Neustar’s National Pooling Administration contract1 and our constant effort to provide the best support and value to both the FCC and the telecommunications industry, Neustar, as the National Pooling Administrator (PA), hereby submits this change order proposal to the Federal Communications Commission (FCC) for approval. This change order complies with the contractual requirements set forth in Clause C.1 of the Contract for Pooling Administration Services for the Federal Communications Commission, effective August 15, 2007, which reads as follows at Section 2.5.4:
2.5.4 Modifications of Guidelines
The PA shall participate in the development and modification of guidelines and procedures, which may or may not affect the performance of the PA functions. These changes may come from regulatory directives and/or industry-initiated modifications to guidelines. In addition, new guidelines may be developed as appropriate to comply with regulatory directives. The PA shall implement any changes determined to be consistent with regulatory directives.
The PA shall:
•	Provide, in real time, technical guidance to ensure processes and procedures are effective in meeting the goals of the change.

•	Provide issues and contributions, and be prepared to discuss at INC meetings how the proposed change promotes numbering policy and/or benefits the NANP and how the change will affect the PA’s duties, obligations and accountability.

•	Assess and share in real time (i.e., during discussion) the cost implications and administrative impact of the change upon the PA’s duties and responsibilities in sufficient detail as needed by the INC.
When the INC places any changes to its guidelines in final closure, the PA shall submit an assessment regarding the impact of scope of work, time and costs to the INC, the NANC and the FCC within 15 calendar days. The PA shall post changes in procedures on its web site prior to the change taking effect.
Specifically, the PA shall:
•	Notify all interested parties when guidelines have changed.

•	Interpret guideline changes and impact upon processes.

•	Identify implementation date or effective date.

•	Provide notification of new forms or tools that may be required.

•	Identify a Single Point of Contact (SPOC) within the PA to answer questions.
The NANC shall be consulted at the FCC’s discretion regarding the suggested implementation date to determine the likely impact on service provider processes and

[1]	FCC Contract Number CON07000005

© Neustar, Inc. 2010	- 3 -

Nat’l PAS — CO#14 — Update TBPAG Expedite Process for Thousands-blocks	January 15, 2010

systems (i.e., whether it would be unduly burdensome or would unfairly disadvantage any service provider or group of service providers per the PA’s obligations and NANP administrative principles). The PA shall also seek input on implementation dates from service providers that log in to PAS and vendors that interface with PAS.
2 Issue Statement
The issue statement for INC Issue 656 — Update TBPAG Expedite Process for Thousands-Blocks (Section 8.6) suggested changing the expedite time period for block modifications where the block holder is not the LERG assignee and no NPAC updates are required. However, in its final resolution of the issue, the INC has modified the expedite process for all block modifications and all block disconnects, as contained in the Thousands-Block Pooling Administration Guidelines (TBPAG). The modifications change the earliest possible effective date a service provider may receive for a block modification or a block disconnect from eight business days to nine calendar days from the date the PA processes the request. Therefore, the Pooling Administration System (PAS) will need to be updated to accommodate this change.
The INC issue statement is reproduced below.
INC Issue Statement:
The current expedite process is the same for new block requests, block modification requests and block disconnect requests. In all cases, to request a nine calendar day effective date, the block holder must be the LERG Assignee and no NPAC updates required. However, there are some block modification requests where the block holder is not the LERG assignee and no NPAC updates are required. If an SP requests a block modification and Part 1B is not selected as the type of change or Part 1B is selected and NPAC updates are not required (NPAC updated via SOA or other method and only PAS is being updated) an SP may want the option to request a nine calendar day effective date.
3 Industry Numbering Committee (INC) Resolution
On January 8, 2010, the INC placed Issue 656 — Update TBPAG Expedite Process for Thousands-blocks (Section 8.6) into final closure, with the following language:
Resolution from INC:
The following text changes were made to the TBPAG Section 8.6:
8.6	Expedite Process for Thousands-Block(s)

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Nat’l PAS — CO#14 — Update TBPAG Expedite Process for Thousands-blocks	January 15, 2010

An SP request for an expedited thousands-block allocation, modification, or disconnect will occur on an exception basis. The following procedures enable an SP to request expedited treatment for an allocation, modification, or disconnect of a thousands-block(s). The expedite procedures below do not eliminate the Block Holder and PA responsibilities described in Section 8.5.

a)	An SP may submit a Part 1A and/or Part 1B request to the PA requesting an expedited allocation, modification, or disconnect of a thousands-block(s).

b)	The requesting SP will indicate on the Thousands-Block Application Forms — Part 1A that this is an expedited request with its desired Effective Date.

c)	The PA will process the application if the request meets the criteria for the allocation, modification, or disconnect of the thousands-block(s) and will make every effort to process the application in fewer than the current maximum seven calendar days. The PA will expedite such requests when it can do so without failing to meet its seven -calendar day application processing interval for other SPs. The PA will determine the minimum Effective Date for an expedited request based upon the following considerations:

1)	In the case of a new block request, if the thousands-block applicant is the ~~LERG Assignee~~ Code Holder of the pooled NXX, and no NPAC notification is required, the Effective Date must be at least nine calendar days after the issuance of the Part 3. This allows for the PA and AOCN to update BIRRDS for LERG Routing Guide daily updates. The AOCN must agree to perform the BIRRDS update in two calendar days rather than the usual five calendar days.

2)	In the case of a new block request, if the thousands-block applicant is not the ~~LERG Assignee~~Code Holder of the pooled NXX, ~~the thousands-block requires NPAC notification,~~ the Effective Date will be no earlier than eight business days after the issuance of the Part 3: three business days to build the thousand-s-block in the NPAC and five business days for a potential first ‘port’ notification. The AOCN must agree to perform the BIRRDS update in two calendar days rather than the standard seven calendar days.

3)	In the case of a block modification or disconnect, the Effective Date must be at least nine calendar days after the issuance of the Part 3. This allows for the PA and AOCN to update BIRRDS for LERG Routing Guide daily updates. The AOCN must agree to perform the BIRRDS update in two calendar days rather than the usual five calendar days. This also allows three business days for the NPAC to modify or disconnect the thousands-block.

d)	As soon as all NPAC processing and notifications have occurred, the SP will activate the thousands-block and can begin customer assignments from a new thousands-block.

NOTE: SPs requesting expedited treatment of thousands-block(s) should be aware that there may be -potential impacts to other SPs and customers. This may affect customer service to the extent that an SP is unable to identify the SP to whom a thousands-block has been assigned when responding to a customer trouble report.

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Nat’l PAS — CO#14 — Update TBPAG Expedite Process for Thousands-blocks	January 15, 2010

4 The Proposed Solution
The National Pooling Administrator has determined that the above-stated amendments to the TBPAG will require the following modifications to PAS.
Pooling Administration System Updates:
PAS will be updated for block modification and block disconnect requests to allow an earliest possible effective date of nine calendar days from the date the PA processes the request. The change will require updates in PAS to the effective date validation process for block modifications and block disconnect requests where Requested Expedited Treatment is marked as Yes on the application.
5 Assumptions and Risks
Part of the Pooling Administrator’s assessment of this change order is to identify the associated assumptions and consider the risks that can have an impact on our operations.
This change order affects only the system and not our day- to-day operations.
6 Cost
In developing this proposal, we considered the costs associated with implementing the proposed solution, including the resources required to complete discrete milestones on a timeline for implementation. The timeline includes preparation, development, testing, proper documentation updates, monitoring, and execution of the solution.
The cost of modifying the system to conform to the changes to the TBPAG will be $3590.00.
7 Conclusion
This change order proposal presents a viable solution that addresses the amendments to the TBPAG and is consistent with the terms of our contract. We respectfully request that the FCC review and approve this change order.

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